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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 16, 2000


                      CHASE CREDIT CARD OWNER TRUST 1999-3
 -------------------------------------------------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK, USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     United States                      333-74303                  22-2382028
--------------------------       ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


                802 Delaware Avenue, Wilmington, DE                19801
                ----------------------------------------         ---------
                (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5050


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Item 5.  Other Events:

         Chase Credit Card Owner Trust 1999-3 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of September 1, 1999, between the trust and The Bank of New York, as Indenture Trustee.

         On October 16, 2000, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits        Description
                  ----------      ---------------

                  20.1            Monthly Statement to Noteholders with
                                  respect to the October 16, 2000 distribution.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 18, 2000

                                     By: THE CHASE MANHATTAN BANK, USA, NATIONAL
                                           ASSOCIATION as Administrator


                                     By: /s/ Patricia Garvey
                                         -----------------------------------
                                         Name:    Patricia Garvey
                                         Title:   Vice President


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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.               Description
-----------               -----------------
20.1                      Statement to Noteholders dated October 16, 2000